Exhibit 99.1

News Release

EPIQ SYSTEMS, INC. PROVIDES UPDATE ON

THIRD QUARTER 2006 EARNINGS ANNOUNCEMENT

Kansas City, KS (October 24, 2006) — EPIQ Systems, Inc. (NASDAQ:EPIQ) today reported that it is in the process of a routine U.S. Securities and Exchange Commission review of its Form S-3 Registration Statement and its periodic reports incorporated by reference therein.  As a part of the process, EPIQ has recently taken the initiative to request guidance from the SEC Office of the Chief Accountant in analyzing the application of certain technical accounting rules pertaining to a business transaction entered into during the ordinary course of business.   The Company’s management is confident that its historic accounting treatment for this transaction is in accordance with GAAP and accurately reflects the economic substance of this transaction in the Company’s financial statements.  The Company has also presented to the Office of the Chief Accountant an alternative treatment for this transaction under GAAP, which, if applied, would not affect the Company’s cumulative revenue, operating income or cash flow reported from inception of this transaction through September 30, 2006, but may materially affect timing of the quarterly and annual financial results, excluding cash flow, from that transaction from the fourth quarter of 2003 through September 30, 2006.  As a result, the Company believes it is prudent to confirm the appropriateness of its historic accounting practices relating to this transaction prior to reporting the Company’s quarterly financial results for the quarter ended September 30, 2006.

The Company expects to receive guidance from the Office of the Chief Accountant in the near term and will schedule and communicate its earnings release date and related information as soon as guidance related to this topic is concluded.

About EPIQ Systems

EPIQ Systems is a national leader of technology-based solutions for the legal and fiduciary services industries. Our products and services assist clients with the administration of complex legal proceedings, including electronic discovery, bankruptcy administration and class action administration. Our clients include leading law firms, corporate legal departments, bankruptcy trustees, and other professional advisors who require sophisticated case administration and document management capabilities, extensive subject matter expertise and a high service capacity. We provide clients with an integrated offering of both proprietary technology and value-added services that comprehensively address their extensive business requirements.  For more information, visit us online at www.epiqsystems.com.

Forward-looking and Cautionary Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act, including those relating to the possible or assumed future results of our operations and financial condition.  These forward-looking statements are based on our current expectations and may be identified by terms such as “believe,” “expect,” “anticipate,” “should,” “planned,” “may,” “goal,” “objective” and “potential.”  Because forward-looking statements involve future risks and uncertainties, listed below are a variety of factors that could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in our forward-looking statements.  These factors include (1) the resolution of the accounting matters that we have presented to the SEC Office of the Chief Accountant, (2) any material changes in our total number of client engagements and the volume associated with each engagement, (3) any material changes in our Chapter 7 deposit portfolio, the services required or selected by our electronic discovery, Chapter 11, Chapter 13, class action or mass tort engagements, or the number of cases processed by our Chapter 13 bankruptcy trustee clients, (4) material changes in the number of bankruptcy filings, class action filings or mass tort actions each year, (5) our reliance on our marketing and pricing arrangements with Bank of America and other depository banks,  (5) the impact of recently enacted tort reform and bankruptcy reform legislation on the volume and timing of disposition of client engagements, (6) risks associated with the integration of acquisitions, particularly nMatrix, into our existing business operations, (7) risks associated with our indebtedness, and (8) other risks detailed from time to time in our SEC filings, including our annual report on Form 10-K.   In addition, there may be other factors not included in our SEC filings that may cause actual results to differ materially from any forward-looking statements.  We undertake no obligations to update any forward-looking statements contained herein to reflect future events or developments.

For more information:

Mary Ellen Berthold, EPIQ Systems, Inc., telephone: 913-621-9500, email: ir@epiqsystems.com.

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